ACQUISITION AGREEMENT

                                    between

                           TFX EQUITIES INCORPORATED

                                      and

                          MEDICAL STERILIZATION, INC.

                            Dated November 19, 1998

                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS .........................................................2

ARTICLE II CONTRIBUTION .......................................................4

      2.1.  Exchange of Stock .................................................4
      2.2.  The Closing .......................................................4

ARTICLE III REPRESENTATIONS AND WARRANTIES OF MSI .............................5

      3.1.  Organization ......................................................5
      3.2.  Corporate Power and Authority; Effect of Agreement ................5
      3.3.  Consents ..........................................................5
      3.4.  Purchase for Investment ...........................................5
      3.5.  Capitalization ....................................................5
      3.6.  SEC Reports .......................................................5
      3.7.  Proxy Statement ...................................................6
      3.8.  Litigation ........................................................6
      3.9.  Compliance with Laws ..............................................6
      3.10. Taxes .............................................................6
      3.11. MSI Warrants ......................................................6

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF TFX ..............................6

      4.1.  Organization ......................................................7
      4.2.  Power and Authority; Effect of Agreement ..........................7
      4.3.  Consents ..........................................................7
      4.4.  Purchase for Investment ...........................................7
      4.5.  Capitalization ....................................................7
      4.6.  Financial Statements ..............................................7
      4.7.  Litigation ........................................................7
      4.8.  Compliance with Laws ..............................................8
      4.9.  Taxes .............................................................8

ARTICLE V COVENANTS OF MSI ....................................................8

      5.1.  Fulfillment of Agreements .........................................8
      5.2.  Access, Information and Documents .................................8
      5.3.  Material Transactions .............................................8

ARTICLE VI COVENANTS OF TFX ...................................................8

      6.1.  Fulfillment of Agreements .........................................8
      6.2.  Access, Information and Documents .................................9
      6.3.  Conversion of MSI Preferred Stock .................................9
      6.4.  Material Transactions .............................................9

ARTICLE VII CONDITIONS TO TFX's OBLIGATIONS ...................................9

      7.1.  Bringdown of Representations and Warranties .......................9
      7.2.  Performance and Compliance ........................................9
      7.3.  Satisfactory Instruments ..........................................9

      7.4.  Required Consents .................................................9
      7.5.  Absence of Changes ................................................9
      7.6.  Fairness Opinion .................................................10
      7.7.  Authorized Shares of MSI Common Stock ............................10

ARTICLE VIII CONDITIONS TO MSI'S OBLIGATIONS .................................10

      8.1.  Bringdown of Representations and Warranties ......................10
      8.2.  Performance and Compliance .......................................10
      8.3.  Satisfactory Instruments .........................................10
      8.4.  Required Consents ................................................10
      8.5.  Absence of Changes ...............................................10
      8.6.  Fairness Opinion .................................................10

ARTICLE IX CERTAIN ADDITIONAL COVENANTS ......................................11

      9.1.  Termination ......................................................11
      9.2.  Costs, Expenses and Taxes ........................................11

ARTICLE X INDEMNIFICATION ....................................................11

      10.1. Indemnification By MSI ...........................................11
      10.2. Indemnification by TFX ...........................................11
      10.3. General Indemnification Procedures ...............................11

ARTICLE XI MISCELLANEOUS .....................................................13

      11.1. Nature and Survival of Representations ...........................13
      11.2. Notices ..........................................................13
      11.3. Entire Agreement .................................................14
      11.4. Assignment; Binding Effect; Severability .........................14
      11.5. Governing Law ....................................................14
      11.6. Execution in Counterparts ........................................14
      11.7. No Third Party Beneficiaries .....................................14
      11.8. Headings .........................................................14
      11.9. Further Assurances ...............................................14
      11.10. Amendment and Waiver ............................................14


                                      iii
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DISCLOSURE SCHEDULES

3.5   MSI Options and Warrants
3.8   Litigation
3.9   Compliance with Laws
4.6   Financial Statements
4.7   Litigation
4.8   Compliance with Laws
7.4   Required Consents

EXHIBITS

A     Form of MSI $1.38 Warrant

B.    Form of MSI $2.00 Warrant

C.    Form of Certificate of Amendment

                             ACQUISITION AGREEMENT

      This Acquisition Agreement (the "Agreement") is made this 19th day of November, 1998, between TFX EQUITIES INCORPORATED, a Delaware corporation ("TFX"), and MEDICAL STERILIZATION, INC., a New York corporation ("MSI").

                                   Background

      A. MSI is engaged in the business of providing off-site reprocessing and sterilization of standard containerized reprocesable sterilized surgical instrument sets as well as certain other items requiring sterilization for healthcare providers such as hospitals, hospital networks and ambulatory surgi-centers.

      B. Pursuant to Section 713(a)(l) of the New York Business Corporation Law, following full and good faith disclosure of material facts of the interests of the Interested Directors (as hereinafter defined) in this Agreement and the transactions contemplated herein, the Board of Directors of MSI, including all directors of MSI who are not Interested Directors (the "Independent Directors"), has unanimously determined that the issuance by MSI of 13,400,000 shares of MSI Common Stock (as hereinafter defined) and the MSI Warrants (as hereinafter defined) to TFX in exchange for TFX's contribution to MSI of (i) all of the outstanding capital stock of Endoscopy Specialists Incorporated, a Delaware corporation ("ESI"), (ii) 625 shares of common stock of SSI Surgical Services, Inc., a Delaware corporation ("SSI") and (iii) l00 shares of SSI Series A Preferred Stock (as hereinafter defined), all on the terms and conditions set forth herein, is fair and in the best interests of the shareholders of MSI other than TFX (the "Public Shareholders") and has unanimously approved this Agreement and the transactions contemplated herein, which approval was based in part on the opinion of Needham & Company, Inc. (the "Independent Advisors"), independent financial advisors to the Board of Directors of MSI, that, as of the date of such opinion and based on the assumptions, qualifications and limitations contained therein, the consideration to be received by MSI for the issuance of the Issued MSI Stock (as hereinafter defined) and the MSI Warrants is fair to the Public Shareholders from a financial point of view.

      C. At October 31, 1998, TFX owned 150,000 shares of MSI Common Stock, 687,500 shares of MSI Series B Convertible Preferred Stock and 1,945,625 shares of MSI Series C Convertible Preferred Stock. Shares of MSI Series B Convertible Preferred Stock and dividends accrued thereon are convertible into shares of MSI Common Stock (as hereinafter defined). Shares of MSI Series C Convertible Preferred Stock are convertible into shares of MSI Common Stock, The Board of Directors of TFX deems it advisable and in the beat interest of TFX and the stockholder of TFX for TFX, (i) immediately prior to the Closing (as hereinafter defined), to convert all of the shares of (a) MSI Series B Convertible Preferred Stock, and all dividends accrued thereon, and (b) MSI Series C Convertible Preferred Stock into shares of MSI Common Stock (the "Conversion") and, (ii) as part of the Closing, to exchange all of its shares of Common Stock of ESI, SSI Common Stock and SSI Series A Preferred Stock for shares of MSI Common Stock and the warrant to purchase 1,250,000 shares of MSI Common Stock in the form attached as Exhibit A hereto (the "MSI $1.38 Warrant") and the warrant to purchase 250,000 shares of MSI Common Stock in the form attached as Exhibit B hereto (the "MSI $2.00 Warrant" and together with the MSI $1.38 Warrant, the "MSI Warrants").

      D. In order to consummate both the Conversion and the Exchange (as hereinafter defined), MSI will have to increase the number of authorized but unissued shares of MSI Common Stock. Accordingly, the Board of Directors of MSI, including all of the Independent Directors, has unanimously authorized an amendment to the certificate of incorporation, as amended, of MSI in the form attached as Exhibit C hereto (the "Amendment") to increase the number of shares of MSI Common Stock authorized and has unanimously recommended that the shareholders of MSI authorize the Amendment.

                                      Terms

      In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows;

                                    ARTICLE I

                                   DEFINITIONS

      For the purposes of this Agreement, the following words and phrases shall have the following meanings:

            "Affiliate" of a Person means any Person controlling, controlled by, or under common control with, such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, whether through the ownership of voting securities, by agreement or otherwise.

            "Agreement" shall have the meaning set forth in the Introduction.

            "Amendment" shall have the meaning set forth in the Introduction.

            "Authority" shall have the meaning set forth in Section 3.8.

            "Best Efforts" is defined to require that the obligated party make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any significant expenditure of funds or the incurrence of any significant liability on the part of the obligated party, nor the incurrence of any expense or liability which is unreasonable in light of the related objective, nor does it require that the obligated party act in a manner which would otherwise be contrary to prudent business judgment or normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

            "Business" means MSI's provision of off-site reprocessing and sterilization of standard containerized reprocessable sterilized surgical instrument sets as well as certain other items requiring sterilization for healthcare providers such as hospitals, hospital networks and ambulatory surgi-centers.

            "Business Day" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in the State of New York or any other day on which the principal offices of either TFX or MSI are closed or become closed prior to 2:00 p.m. local time whether in accordance with established company policy or as a result of unanticipated events including adverse weather conditions.

            "Claim Notice" shall have the meaning set forth in Section 10.3.

            "Claim Response" shall have the meaning act forth in Section 10.3.

            "Closing" shall have the meaning set forth in Section 2.2.

            "Closing Date" shall have the meaning set forth in Section 2.2.

            "Conversion" shall have the meaning set forth in the Introduction.

            "Damages" means any and all losses, liabilities, damages, penalties, obligations, awards, fines, deficiencies, interest, claims (including third party claims, whether or not meritorious), costs and expenses whatsoever

(including reasonable attorneys', accountants' and environmental consultants' fees and disbursements) resulting from, arising out of or incident to (i) any matter for which indemnification is provided under this Agreement, or (ii) the enforcement by an indemnified party of its rights to indemnification under this Agreement; provided, however, that Damages shall not include consequential or incidental damages (other than consequential or incidental damages that are awarded to third parties under matters covered by the foregoing clauses (i) or
(ii)).

            "Defense Notice" shall have the meaning set forth in Section 10.3.

            "ESI" shall have the meaning set forth in the Introduction.

            "ESI Common Stock" means the Common Stock, par value $1.00 per share, of ESI.

            "Exchange" shall have the meaning set forth in Section 2.1.

            "Exchange Act" shall have the meaning set forth in Section 3.6.

            "Indemnitee" shall have the meaning set forth in Section 10.3.

            "Indemnitor" shall have the meaning set forth in Section 10.3.

            "Independent Advisors" shall have the meaning set forth in the Introduction.

            "Independent Directors" shall have the meaning set forth in the Introduction.

            "Interested Directors" means those directors of MSI who are directors or officers of TFX or an Affiliate of TFX or who have a financial interest in this Agreement and the transactions contemplated herein.

            "Issued MSI Stock" shall have the meaning set forth in Section 2.1.

            "Market Disruption Event" shall have the meaning set forth in
Section 7.5.

            "MSI" shall have the meaning set forth in the Introduction.

            "MSI $1.38 Warrant" shall have the meaning set forth in the Introduction.

            "MSI $2.00 Warrant" shall have the meaning set forth in the Introduction.

            "MSI Common Stock" means the Common Stock, par value $.01 per share, of MSI.

            "MSI Preferred Stock" means the Preferred Stock, par value $.01 per share, of MSI.

            "MSI Series B Convertible Preferred Stock" means the Series B Convertible Preferred Stock, par value $.01 per share, of MSI.

            "MSI Series C Convertible Preferred Stock" means the Series C Convertible Preferred Stock, par value $.01 per share, of MSI.

            "MSI Warrants" shall have the meaning set forth in the Introduction.

            "Person" means and includes any individual, corporation, partnership, firm, association, joint venture, joint stock company, trust or other entity, or any government or regulatory administrative or political subdivision or agency, department or instrumentality thereof.

            "Proxy Statement" shall have the meaning set forth in Section 3.7.

            "Public Shareholders" shall have the meaning set forth in the Introduction.

            "Response Period" shall have the meaning act forth in Section 10.3.

            "SEC" shall have the meaning set forth in Section 3.6.

            "Securities Act" shall have the meaning set forth in Section 3.6.

            "Shareholders' Meeting" shall have the meaning set forth in Section 3.7.

            "SSI" shall have the meaning set forth in the Introduction.

            "SSI Common Stock" means the Common Stock, par value $1.00 per share, of SSI.

            "SSI Series A Preferred Stock" means the Series A Non-Voting Preferred Stock, par value $1.00 per share, of SSI.

            "TFX" shall have the meaning set forth in the Introduction.

            "Transferred ESI Stock" shall have the meaning set forth in Section 2.1.

            "Transferred SSI Stock" shall have the meaning set forth in Section 2.1.

            "Voluntary Participation" shall have the meaning set forth in
Section 10.3.

                                   ARTICLE II

                                  CONTRIBUTION

2.1. Exchange of Stock. At the Closing referred to in Section 2.2 below, (a) TFX shall assign and transfer to MSI (i) 100 shares of ESI Common Stock (the "Transferred ESI Stock"), (ii) 625 shares of SSI Common Stock (the "Transferred Stock") and (iii) 100 shares of SSI Series A Preferred Stock free and clear of all liens and encumbrances in exchange for (b) MSI issuing to TFX (i) 13,400,000 shares of MSI Common Stock (the "Issued MSI Stock") free and clear of all liens and encumbrances and (ii) the MSI Warrants free end clear of all liens and encumbrances (the "Exchange"). The parties hereto intend that the Exchange is a transfer to which Section 351 of the Internal Revenue Code permitting tax-free transfers of property for stock between a corporation and a person in control of the corporation following such exchange applies.

2.2. The Closing. (a) The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m., local time, on January 11, 1999, or, if the conditions to Closing set forth in Articles VII and VIII hereof shall not have been satisfied by such date, as soon as practicable after such conditions shall have been satisfied, at the offices of Dechert Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania, or at such other time, date or place as the parties shall mutually agree (the "Closing Date") The effective time of the transactions contemplated hereby shall be deemed to be the opening of business on the Closing Date.

(b) At the Closing, (i) TFX shall deliver to MSI certificates, accompanied by duly executed stock transfer powers, representing (A) 625 shares of SSI Common Stock, (C) 100 shares of SSI Common Stock and (C) 100 shares of SSI Series A Preferred Stock and (ii) MSI shall deliver to TFX certificates representing 13,400,000 shares of MSI Common Stock and the MSI Warrants.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF MSI

      MSI represents and warrants to TFX as follows:

3.1. Organization. MSI is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, and has all requisite corporate power and corporate authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby.

3.2. Corporate Power and Authority; Effect of Agreement. The execution, delivery and performance by MSI of this Agreement and the consummation by MSI of the transactions contemplated hereby have been duly authorized by all necessary corporate action (including without limitation the unanimous approval of the Board of Directors of MSI, including the Independent Directors, but excluding the authorization by the shareholders of the Amendment) on the part of MSI. This Agreement has been duly and validly executed and delivered by MSI and constitutes the valid and binding obligation of MSI, enforceable against MSI in accordance with its terms. The execution, delivery, and performance by MSI of this Agreement and the consummation by MSI of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of tame, or both, (i) violate any provision of law, rule, or regulation to which MSI is subject, (ii) violate any order, judgment, or decree applicable to MSI or (iii) violate any provision of the certificate of incorporation, as amended, or the by-laws, as amended, of MSI.

3.3. Consents. No consent, approval, or authorization of, or exemption by, or filing with, any governmental authority is required to be obtained or made by MSI in connection with the execution, delivery and performance by MSI of this Agreement or the taking by MSI of any other action contemplated hereby.

3.4. Purchase for Investment. MSI is purchasing the Transferred ESI Stock and the Transferred SSI Stock pursuant to this Agreement for investment and not with a view to any public resale or other distribution thereof, except in compliance with applicable securities laws.

3.5. Capitalization. At October 31, 1998, (a) the authorized capital stock of MSI consists solely of (i) 10,000,000 shares of MSI Common Stock, of which 3,170,496 shares are issued and outstanding and (ii) 3,000,000 shares of MSI Preferred Stock, of which (A) 1,000,000 shares of the authorized MSI Preferred Stock are designated as MSI Series B Convertible Preferred Stock, of which 687,500 shares plus dividends in the amount of 246,887 shares accrued thereon are issued and outstanding and (B) 1,945,625 shares of the authorized MSI Preferred Stock are designated as MSI Series C Convertible Preferred Stock, of which 1,945,625 shares are issued and outstanding; and (b) except as provided in
Schedule 3.5, there are no outstanding options, warrants, rights, agreements, calls, commitments or demands of any character relating to the capital stock of MSI or securities convertible into or exchangeable for any of such capital stock. All of such outstanding shares of MSI Common Stock and MSI Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any pre-emptive rights.

3.6. SEC Reports.

(a) MSI has filed all required forms, reports and documents with the Securities and Exchange Commission ("SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied as of their respective filing dates, or, in the case of registration statements, their respective effective dates, in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder. None of such forms, reports or documents, including, without limitation, any exhibits, financial statements or schedules included therein, at the time flied, or, in the case of registration statements, their respective effective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The balance sheets and the related statements of operations, shareholders' equity and cash flows (including, without limitation, the related notes thereto) of MSI included in MSI's Annual Report on Form lO-KSB for the fiscal year ended December 31, 1997 and MSI's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998 complied as to form, at the time filed, in all material respects with generally accepted accounting principles and the published rules and regulations of the SEC with respect thereto at the time filed and present fairly, in all material respects, the financial position of MSI as of their respective dates, and the results of operations, the shareholders' equity and the cash flows for the periods presented therein, all in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein.

3.7. Proxy Statement. None of the information with respect to MSI or any subsidiary of MSI included by MSI in its proxy statement (the "Proxy Statement") in the form to be mailed to MSI's shareholders in connection with the consummation of the transactions hereunder will, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the special or annual meeting of shareholders of MSI (the "Shareholders' Meeting") at which such shareholders will vote to authorize the Amendment, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.8. Litigation. Except as set forth on Schedule 3.8, there is no pending or, to the knowledge of MSI, threatened claim, arbitration proceeding, action, suit, investigation or other proceeding against or involving MSI, or any of the property or rights of MSI, MSI is not in violation of or default under any order, judgment, writ, injunction or decree of any federal, state, local or foreign governmental or regulatory entity (or any department, agency authority or political subdivision thereof) or court or arbitrator (any of the foregoing, an "Authority"). Any such order, injunction or decree binding on MSI is disclosed in Schedule 3.8. Set forth in Schedule 3.8 is a description of all settlements of claims, arbitration proceedings, actions, suits, investigations or ether proceedings against or involving MSI, or any of the property or rights of MSI since January 1, 1993, together with a description of the amount or nature of each such settlement. During the past three year period, except as set forth in Schedule 3.8. MSI has not had asserted against it any claim based on product liability.

3.9. Compliance with Laws. Except as set forth in Schedule 3.9, the operations of MSI have been conducted in compliance in all material respects with applicable laws, regulations and other requirements of all Authorities having jurisdiction over MSI or any of its respective businesses or operations, including laws, regulations and requirements relating to employment and employment practice, terms and conditions of employment and wages and hours, antitrust, consumer protection, immigration, drugs, health, occupational safety and health, plant closing, pension, requirements of the Food and Drug Administration, requirements of any Board of Fire Underwriters or similar body, building, zoning, subdivision matters, and securities. Except as set forth in
Schedule 3.9, during the past three years, MSI has not received any notification of any assorted present or past failure by MSI to comply with any laws, rules or regulations, nor is there any basis for such a claim.

3.10. Taxes. All material tax returns required to be filed with respect to MSI have been filed and all material taxes required to be paid by MSI have been paid except for (i) such taxes that are being contested in good faith by appropriate proceedings and for which MSI has set aside adequate reserves on its books and
(ii) taxes that would not have a material adverse affect on MSI.

3.11. MSI Warrants. Upon execution and delivery of each of the MSI Warrants by MSI, each of the MSI Warrants will be valid and in full force and effect and will be binding and enforceable in accordance with its terms.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF TFX

      TFX hereby represents and warrants to MSI as follows:

4.1. Organization. TFX is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite corporate power and corporate authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. ESI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. SSI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

4.2. Power and Authority; Effect of Agreement. The execution, delivery and performance by TFX of this Agreement and the consummation by TFX of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of TFX. This Agreement has been duly and validly executed and delivered by TFX and constitutes, the valid and binding obligations of TFX, enforceable against TFX in accordance with its terms. The execution, delivery, and performance by TFX of this Agreement and the consummation by TFX of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, rule, or regulation to which TFX is subject, (ii) violate any order, judgment, or decree applicable to TFX or (iii) violate any provision of the charter or the by-laws of TFX.

4.3. Consents. No consent, approval, or authorization of, or exemption by, or filing with, any governmental authority is required to be obtained or made by TFX in connection with the execution, delivery and performance by TFX of this Agreement or the taking by TFX of any other action contemplated hereby.

4.4. Purchase for Investment. TFX is purchasing the Issued MSI Stock being purchased by it pursuant to Section 2.1 hereof for investment and not with a view to any public resale or other distribution thereof, except in compliance with applicable securities laws.

4.5. Capitalization. Immediately prior to the Closing, (i) the authorized capital stock of ESI consists solely of 1,000 shares of ESI Common Stock, of which 100 shares are currently issued and outstanding; (ii) the authorized capital stock of SSI consists solely of 2,000 shares of capital stock consisting of (a) 1,000 shares of SSI Common Stock, of which 1,000 shares are currently issued and outstanding and (b) 1,000 shares of Preferred Stock of which 100 shares of SSI Series A Preferred Stock are currently issued and outstanding,
(iii) all of the shares of Transferred ESI Stock and Transferred SSI Stock are held beneficially and of record by TFX, free and clear of any lien, security interest, restriction, encumbrance or claim; (iv) there are no outstanding options, warrants, rights, agreements, calls, commitments or demands of any character relating to the capital stock of ESI or the capital stock of SSI or securities convertible into or exchangeable for any of such capital stock. All of such outstanding shares of ESI Common Stock, SSI Common Stock and SSI Series A Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable and were not issued in violation of any pre-emptive rights. At October 31, 1998, these were no dividends accrued and unpaid on the SSI Series A Preferred Stock.

4.6. Financial Statements. The balance sheets and the related statements of operations of each of ESI and SSI for the fiscal year ended December 31, 1997 and for the nine months ended September 30, 1998 attached hereto as Schedule 4.6 were prepared from the books and records of each of ESI and SSI, respectively, and present fairly, in all material respects, the financial position of each of ESI and SSI, respectively, as of their respective dates, and the results of operations for the periods presented therein, all in conformity with generally accepted accounting principles (other than not containing footnotes or year-end audit adjustments) applied on a consistent basis, except as otherwise noted therein.

4.7. Litigation. Except as set forth on Schedule 4.7, there is no pending or, to the knowledge of ESI, SSI or TFX, respectively, threatened claim, arbitration proceeding, action, suit, investigation or other proceeding against or involving ESI, SSI or TFX, respectively, or any of the property or rights of ESI, SSI or TFX, respectively. None of ESI, SSI or TFX is in violation of or default under any order, judgment, writ, injunction or decree of any Authority. Any such order, injunction or decree binding on ESI, SSI or TFX is disclosed in Schedule
4.8. Set forth in Schedule 4.8 is a description of all settlements of any of the proceedings described in this Section 4.8 since June 1, 1995, together with a description of the amount or nature of each such settlement. During the past three year period, except as set forth in Schedule 4.8, none of ESI, SSI or TFX has had asserted against it any claim based on product liability.

4.8. Compliance with Laws. Except as set forth in Schedule 4.8, the operations of each of ESI, SSI and TFX have been conducted in compliance in all material respects with applicable laws, regulations and other requirements of all Authorities having jurisdiction over ESI, SSI and TFX, respectively, or any of their respective businesses or operations, including laws, regulations and requirements relating to employment and employment practices, terms and conditions of employment and wages and hours, antitrust, consumer protection, immigration, drugs, health, occupational safety and health, plant closing, pension, requirements of the Food and Drug Administration, requirements of any Board of Fire Underwriters or similar body, building, zoning, subdivision matters, and securities. Except as set forth in Schedule 4.8, during the past three years, none of ESI, SSI or TFX has received any notification of any asserted present or past failure by ESI, SSI or TFX, respectively, to comply with any laws, rules or regulations, nor is there any basis for such a claim.

4.9. Taxes. All material tax returns required to be filed with respect to ESI or SSI, as applicable, have been filed and all material taxes required to be paid by ESI or SSI, as applicable, have been paid except for (i) such taxes that are being contested in good faith by appropriate proceedings and for which ESI or SSI, as applicable, has set aside adequate reserves on its books and (ii) taxes that would not have a material adverse affect on ESI or SSI, as applicable.

                                    ARTICLE V

                                COVENANTS OF MSI

      MSI hereby covenants and agrees with TFX as follows:

5.1. Fulfillment of Agreements. MSI shall use its Best Efforts to cause all of the conditions to the obligations of TFX under Article VII of this Agreement to be satisfied on or prior to Closing. MSI shall promptly notify TFX of any event or fact coming to MSI's attention prior to Closing which causes any of its representations, warranties, covenants or agreements contained in this Agreement to be inaccurate in any material respect.

5.2. Access, Information and Documents. From and after the date hereof and pending the Closing, upon reasonable notice, MSI will give to TFX and to TFX's counsel, accountants and other representatives and financing sources full access during normal business hours to all of the properties, books, tax returns, contracts, commitments, records, officers, personnel and accountants relating to the Business and will furnish to TFX all such documents and copies of documents (certified to be true copies if requested) and all information with respect to the affairs of the Business as TFX may reasonably request; provided, that no such access shall unreasonably interfere with MSI's operation of its business, including, without limitation, the Business.

5.3. Material Transaction. From and after the date hereof and pending Closing, MSI covenants and agrees that it will not, without the consent of TFX:

(a) amend its certificate of incorporation or bylaws (other than by the Amendment); or

(b) change its issued capital stock or issue any rights or options to acquire shares of its capital stock or any securities exercisable for or convertible into shares of its capital stock.

                                   ARTICLE VI

                                COVENANTS OF TFX

6.1. Fulfillment of Agreements. TFX shall use its Best Efforts to cause all of the conditions to the obligations of MSI under Article VIII of this Agreement to be satisfied on or prior to the Closing. TFX shall promptly notify MSI in writing of any event or fact coming to TFX's attention prior to Closing which causes any of its representations, warranties, covenants or agreements contained herein to be inaccurate in any material respect.

6.2. Access, Information and Documents. From and after the date hereof and pending the Closing, upon reasonable notice, TFX will give, and will cause ESI and SSI to give to MSI and to MSI's counsel, accountants and other representatives and financing sources full access during normal business hours to all of the properties, books, tax returns, contracts, commitments, records, officers, personnel and accountants relating to the business of ESI and SSI, respectfully, and will furnish to MSI all such documents and copies of documents (certified to be true copies if requested) and all information with respect to the affairs of the business of ESI and SSI, respectfully, as MSI may reasonably request; provided, that no such access shall unreasonably interfere with operation of ESI or SSI's respective business.

6.3. Conversion of MSI Preferred Stock. Immediately prior to the Closing, TFX shall convert all shares of MSI Preferred Stock, and all dividends accrued thereon, then beneficially owned by it into shares of MSI Common Stock.

6.4. Material Transactions. From and after the date hereof and pending Closing, TFX covenants and agrees that it will cause each of ESI and SSI to refrain from, without the consent of MSI:

(a) amending its certificate of incorporation or bylaws; and

(b) changing its authorized or issued capital stock or issuing any rights or options to acquire shares of its capital stock or any securities exercisable for or convertible into shares of its capital stock.

                                   ARTICLE VII

                         CONDITIONS TO TFX'S OBLIGATIONS

      The obligation of TFX to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction (or waiver) at or prior to the Closing of all of the following conditions:

7.1. Bringdown of Representations and Warranties. The representations and warranties of MSI contained in this Agreement shall be true and correct in all material respects, as of the time of Closing with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time.

7.2. Performance and Compliance. MSI shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by it on or before the Closing and TFX shall hove received a certificate to such effect, signed by an executive officer of MSI.

7.3. Satisfactory Instruments. All instruments and documents reasonably required on MSI's part to effectuate and consummate the transactions contemplated hereby shall be delivered to TFX and shall be in form and substance reasonably satisfactory to TFX and its counsel in all material respects.

7.4. Required Consents. All consents and approvals of third parties to the transactions contemplated hereby (including the consents and approvals which are (a) set forth on Schedule 7.4, or (b) material to the Business) shall have been obtained (except for such consents and approvals (other than those set forth on Schedule 7.4) that if not obtained would not in the aggregate have a material adverse effect on the Business as a whole), and all waiting periods specified by law the passing of which are necessary for the consummation of such transactions shall have passed or been terminated.

7.5. Absence of Changes. There shall not have occurred or been threatened (i) since the date hereof, any material adverse change (or series of changes constituting a material adverse change) in the operations, properties or financial condition of the Business taken as a whole, or (ii) since the date of this Agreement, any Market Disruption Event. As used herein, "Market Disruption Event" shall mean (a) any suspension or limitation of trading in securities generally on NASDAQ (not including any suspension or limitation of trading in any particular security as a result of computerized trading limits), or any setting of minimum prices for trading on such exchange; (b) any banking moratorium declared by U.S. Federal or New York authorities; (c) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any oilier substantial national or international calamity or emergency; or (d) any other material adverse change in bank or capital market conditions that has had a material adverse effect on the syndication of bank credit facilities or the consummation of high yield offerings.

7.6. Fairness Opinion. Prior to the date on which the Proxy Statement is mailed to the shareholders of MSI, MSI shall have received an opinion of the Independent Advisors, satisfactory in form and substance to MSI, substantially to the effect that as of the date of such opinion, the consideration to be received by MSI in the Exchange is fair from a financial point of view to the Public Shareholders, and on the date of the Shareholders' Meeting and at the Closing Date, such Opinion shall not have been withdrawn or modified in form or substance in a manner unsatisfactory to MSI.

7.7. Authorized Shares of MSI Common Stock. At the Closing and prior to the Exchange, the Amendment shall have been duly filed with the Secretary of State of the State of New York and shall have increased the number of shares of MSI Common Stock in accordance therewith.

                                  ARTICLE VIII

                         CONDITIONS TO MSI'S OBLIGATIONS

      The obligation of MSI to consummate the transactions contemplated hereby at the Closing shall be subject to the satisfaction (or waiver) at or prior to the Closing of all of the following conditions:

8.1. Bringdown of Representations and Warranties. The representations and warranties of TFX contained in this Agreement shall be true and correct in all material respects, as of the time of Closing with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time.

8.2 Performance and Compliance. TFX shall have performed in all material respects all of the covenants and complied in all material respects with all of the provisions required by this Agreement to be performed or complied with by it on or before the Closing and MSI shall have received a certificate to such effect, signed by an executive officer of TFX.

8.3 Satisfactory Instruments. All instruments and documents reasonably required on TFX's part to effectuate and consummate the transactions contemplated hereby shall be delivered to MSI and shall be in form and substance reasonably satisfactory to MSI and its counsel in all material respects.

8.4. Required Consent. All consents and approvals of third parties to the transactions contemplated hereby (including the consents and approvals which are (a) set forth on Schedule 8.4 or (b) material to the Business) shall have been obtained (except for such consents and approvals (other than those set forth on Schedule 8.4) that if not obtained would not in the aggregate have a material adverse effect on the Business as a whole), and all waiting periods specified by law the passing of which are necessary for the consummation of such transactions shall have passed or been terminated.

8.5. Absence of Changes. There shall not have occurred or been threatened (i) since the date hereof, any material adverse change (or series of changes constituting a material adverse change) in the operations, properties or financial condition of the businesses of ESI and SSI taken as a whole, or (ii) since the date of this Agreement, any Market Disruption Event.

8.6. Fairness Opinion. Prior to the date on which the Proxy Statement is mailed to the shareholders of MSI, MSI shall have received an opinion of the Independent Advisors, satisfactory in form and substance to MSI, substantially to the effect that as of the date of such opinion, the consideration to be received by MSI in the Exchange is fair from a financial point of view to the Public Shareholders, and on the date of the Shareholders' Meeting and at the Closing Date, such opinion shall not have been withdrawn or modified in form or substance in a manner unsatisfactory to MSI.

                                   ARTICLE IX

                          CERTAIN ADDITIONAL COVENANTS

9.1. Termination.

(a) When Agreement May Be Terminated. This Agreement may be terminated at any time prior to Closing:

(i) by mutual consent of TFX and MSI;

(ii) by TFX if there has been a material breach by MSI of any of its representations, warranties or covenants under this Agreement which breach is not curable, or, if curable, MSI has not commenced actions to cure such breach within 10 days of written notice thereof and cured such breach within 45 days of such notice;

(iii) by MSI if there has been a material breach by TFX of any of its representations, warranties or covenants under this Agreement which breach is not curable, or, if curable, TFX has not commenced actions to cure such breach within 10 days of written notice thereof and cured such breach within 45 days of such notice; or

(iv) by either party if the Closing shall not have occurred prior to February 11, 1999.

(b) Effect of Termination. In the event of termination of this Agreement by either TFX or MSI, as provided above, this Agreement shall forthwith terminate and there shall be no liability on the part of either TFX or MSI or any of their respective officers or directors, except for liabilities arising from a breach of this Agreement prior to such termination; provided, however, that under no circumstances shall such liabilities include any consequential or incidental damages; provided, further, that the obligations of the parties set forth in
Section 9.2 hereof shall survive such termination.

9.2. Costs, Expenses and Taxes. Each party to this Agreement will bear all the fees, costs and expenses which are incurred by it in connection with the transactions contemplated hereby.

                                    ARTICLE X

                                 INDEMNIFICATION

10.1. Indemnification By MSI. MSI hereby agrees to indemnify and hold harmless TFX from and against any Damages arising out of or resulting from (i) the breach or inaccuracy of any representation or warranty made by MSI in this Agreement; or (ii) the breach by MSI of any covenant contained in this Agreement.

10.2. Indemnification by TFX. TFX hereby agrees to indemnify and hold harmless MSI from and against any Damages arising out of or resulting from (i) the breach or inaccuracy of any representation or warranty made by TFX in this Agreement;
(ii) the breach by TFX of any covenant contained in this Agreement or (iii) material inaccuracy of information concerning ESI or SSI provided by TFX to MSI that results in liability to MSI pursuant to Addendum A to the Letter Agreement, dated September 28, 1998, between MSI and Needham & Company, Inc.

10.3. General Indemnification Procedures.

(a) In the event that any party incurs or suffers any Damages with respect to which indemnification may be sought by such party pursuant to this Article X, the party seeking indemnification (the "Indemnitee") must assert the claim by giving written notice (a "Claim Notice") to the party from whom indemnification is sought (the "Indemnitor"). The Claim Notice must state the nature, basis and amount (if known) of the claim in reasonable detail based on the information available to the Indemnitee and, if the Claim Notice is being given with respect to a third party claim, it must be accompanied by a copy of any written notice of the third party claimant. If the Claim Notice is being given by reason of any third party claim, it shall be given in a timely manner but in no event more than 30 days after the filing or other written assertion of any such claim against the Indemnitee, but the failure of the Indemnitee to give the Claim Notice within such time period shall not relieve the Indemnitor of any liability for indemnification under this
Article X, except to the extent that the Indemnitor is prejudiced thereby. If the amount of the claim is not known at the time the Claim Notice is given, the Indemnitee shall also give notice of such amount to the Indemnitor at such time as the amount of the claim is reasonably ascertainable. Each Indemnitor to whom a Claim Notice is given shall respond to any Indemnitee that has given a Claim Notice (a "Claim Response") within 30 days (the "Response Period") after the date that the Claim Notice is received by Indemnitor. Any Claim Response shall specify whether or not the Indemnitor given the Claim Response disputes the claim described in the Claim Notice. If any Indemnitor fails to give a Claim Response within the Response Period, such Indemnitor shall be deemed not to dispute the claim described in the related Claim Notice, in whole or in part. If any Indemnitor elects not to dispute a claim described in a Claim Notice, whether by failing to give a timely Claim Response or otherwise, then such claim shall be conclusively deemed to be an obligation of such Indemnitor. If any Indemnitor shall be obligated to indemnify an Indemnitee hereunder, such Indemnitor shall pay to such Indemnitee within 30 days after the last day of the applicable Response Period (or at such later time as the amount is ascertainable) the amount to which such Indemnitee shall be entitled. If there shall be a dispute as to the amount or manner of indemnification under this Agreement, the Indemnitor and the Indemnitee shall seek to resolve such dispute through negotiations and, if such dispute is not resolved within 20 days, the Indemnitee may pursue whatever legal remedies may be available for the recovery of the Damages claimed from any Indemnitor. If any Indemnitor fails to pay all or any part of any indemnification obligation on or before the later to occur of
(x) 30 days after the last day of the applicable Response Period, and (y) if the Claim Notice relates to Damages that have not been liquidated as of the date of the Claim Notice, the date on which all or any part of such Damages shall have become liquidated and determined, then the Indemnitor shall also be obligated to pay to the Indemnity interest on the unpaid amount for each day during which the obligation remains unpaid at an annual rate of ten percent.

(b) The Indemnitee shall provide to the Indemnitor on request all information and documentation reasonably necessary to support and verify any Damages that the Indemnitee believes give rise to the claim for indemnification hereunder and shall give the Indemnitor reasonable access to all books, records and personnel in the possession or under the control of the Indemnitee that would have bearing on such claim.

(c) Except as hereinafter provided, in the case of third party claims for which indemnification is sought, the Indemnitor shall have the option: (x) to conduct any proceedings or negotiations in connection therewith, (y) to take all other steps to settle or defend any such claim (provided that the Indemnitor shall not settle any such claim without the consent of the Indemnitee (which consent shall not be unreasonably withheld, it being understood that it shall not be unreasonable for the Indemnitee to withhold its consent from any settlement which (1) commits the Indemnitee to take, or to forbear to take, any action, or
(2) does not provide for a complete release of the Indemnitee by such third party)), and (z) to employ counsel to contest any such claim or liability in the name of the Indemnitee or otherwise. In any event, the Indemnitee shall be entitled to participate at its own expense and by its own counsel (a "Voluntary Participation") in any proceedings relating to any third party claim. The Indemnitor shall, within 45 days of receipt of the Claim Notice, notify the Indemnitee of its intention to assume the defense of the claim (a "Defense Notice"). Until the Indemnitee has received the Defense Notice, the Indemnitee shall take reasonable stops to defend (but may not settle) the claim. If the Indemnitor declines to assume the defense of any such claim or fails to give a Defense Notice within 45 days prior receipt of the Claim Notice, the Indemnitee shall defend against the claim but shall not settle such claim without the consent of the Indemnitor (which consent shall not be unreasonably withheld). The expenses of all proceedings, contests or lawsuits (other than those incurred in a Voluntary Participation) with respect to claims as to which a party is entitled to indemnification under this Article X shall represent indemnifiable Damages under this Agreement. Regardless of which party shall assume the defense of the claim, the parties shall cooperate fully with one another in connection therewith. Notwithstanding the foregoing, the Indemnitor shall not be entitled (except with the consent of the Indemnitee) to take any of the actions referred to in clauses (x), (y) or (z) of the first sentence of this subparagraph unless: (a) the third party claim involves principally monetary damages; and (b) the Indemnitor shall have expressly agreed in writing that, as between the Indemnitor and the Indemnitee, the Indemnitor shall be solely obligated to satisfy and discharge such third party claim. Damages payable hereunder shall be appropriately adjusted to reflect the receipt of insurance proceeds, tax benefits and detriments and proceeds received with respect to condemnation, expropriation or eminent domain proceedings.

(d) No action or claim for Damages pursuant to Sections 10.1 or 10.2 hereof shall be brought or made after April 30, 2000, except that such time limitation shall not apply to claims for misrepresentations or breaches of warranty relating to Sections 3.10 and 4.9 which may be asserted until 60 days after the running of the applicable statute of limitations with respect to such claims.

(e) Indemnification pursuant to this Article X shall be the sole and exclusive remedy available to the parties hereto for any and all Damages.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.1. Nature and Survival of Representations. The representations, warranties, covenants and agreements of MSI and TFX contained in this Agreement shall survive the Closing; provided, however, that the covenants and agreements of MSI and TFX contained in Articles V and VI, respectively, of this Agreement shall not survive the Closing.

11.2. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) three Business Days after mailing if mailed by certified or registered mail, return receipt requested, (ii) one Business Day after delivery to Federal Express or other nationally recognized overnight express carrier, if sent for overnight delivery with fee prepaid, (iii) upon receipt if sent via facsimile with receipt confirmed, or (iv) upon receipt if delivered personally, addressed as follows or to such other address or addresses of which the respective party shall have notified the other:

            If to TFX:

                  c/o Teleflex, Inc.
                  630 West Germantown Pike, Suite 450
                  Plymouth Meeting, PA 19462
                  Attention: Steven K. Chance
                  Fax No.: (610) 834-8307

            With a required copy to:

                  Dechert Price & Rhoads
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103
                  Attention: Christopher G. Karras
                  Fax No.: (215) 994-2222

            If to MSI to:

                  Medical Sterilization, Inc.
                  225 Underhill Boulevard
                  Syosset, NY 11791
                  Attention: D. Michael Deignan
                  Fax No.: (516) 496-8328

            With a required copy to:

                  Murtagh, Cohen & Byrne

                  1100 Franklin Avenue
                  Garden City, NY 11530
                  Attention: Harvey Cohen
                  Fax No.: (516) 747-1355

11.3. Entire Agreement. The agreement of the parties, which is composed of this Agreement and the Schedules hereto and the documents referred to herein, sets forth the entire agreement and understanding between the parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Agreement.

11.4. Assignment; Binding Effect; Severability. This Agreement may not be assigned by any party hereto without the written consent of the other party. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of each party hereto. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to any party, in which event the parties shall use Best Efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

11.5. Governing Law, This Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

11.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

11.7. No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall (i) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (ii) constitute the parties hereto as partners or as participants in a joint venture. This Agreement shall not provide third parties with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to the terms of this Agreement.

11.8. Headings. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

11.9. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby. Each party will provide such certificates from appropriate officers thereof confirming compliance by such party with the terms of this Agreement as may reasonably be requested by the other party at Closing.

11.10. Amendment and Waiver. The parties may by mutual agreement amend this Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, (b) waive any inaccuracies in representations by any other party, (c) waive compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and (d) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party against whom enforcement of the same is sought.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.


                                MEDICAL STERILIZATION, INC

                                By:/s/ D. Michael Deignan
                                   --------------------------------------------
                                   Name:  D. Michael Deignan
                                   Title: President and Chief Executive Officer


                                TFX EQUITIES INCORPORATED

                                By:/s/ John J. Sickler
                                   --------------------------------------------
                                   Name:  John J. Sickler
                                   Title: President

                                                                       Exhibit A

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AT THE TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR SIMILAR RULES AS THEN IN EFFECT UNDER SUCH ACT, OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.

                                     WARRANT

                      To Purchase Shares of Common Stock of

                           MEDICAL STERILIZATION, INC.

            Medical Sterilization, Inc., a New York corporation (the "Company"), hereby certifies that, for value received or assigned, TFX Equities Incorporated, a Delaware corporation, ("TFX"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York City time, on December 31, 2005, 1,250,000 fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company, at a purchase price per share of $1.38 (the "Purchase Price"). The number and character of such shares of Common Stock are subject to adjustment as provided herein.

            This Warrant is the MSI Warrant (the "Warrant") evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Acquisition Agreement (the "Agreement"), dated as of November 19, 1998, between the Company and TFX, a copy of which is on file at the principal office of the Company.

            As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Company" shall include Medical Sterilization, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

            (b) The term "Common Stock" includes (a) the Company's Common Stock, $.01 par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

      1. Exercise of Warrant.

      1.1. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price.

      1.2. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subsection at the end hereof by (b) the Purchase Price. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

      1.3. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

      1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holder of this Warrant pursuant to subsection 4.2, each bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this section 1.

      2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 1 or otherwise.

      3. Adjustment for Dividends in Other Stock, Property, etc.:
Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

            (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

            (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

            (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split, then and in each such case the holder of this Warrant, on the exercise hereof as provided in section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by section 4.

      4. Adjustment for Reorganization, Consolidation, Merger, etc.

      4.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment as provided in section 3.

      4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this section 4 to a bank or trust company, as trustee (or the holder or holders of the Warrant.

      4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (any dissolution following any transfer) referred to in this section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in section 5.

      5. No Dilution or Impairment. The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (b) will take all such action as may he necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or persons any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrant.

      6. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted and provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

      7. Notices of Record Date, etc. In the event of:

            (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to resolve any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

            (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrant), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or night, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or nights or options with respect thereto, proposed to be issued or panted, the date of such proposed issue or grant is to be offend or made. Such notice shall be mailed at least 20 days prior to the date specified In much notice on which any such action is to be taken.

      8. Reservation of Stock, etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

      9. Exchange of Warrant. On surrender of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrant so surrendered.

      10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      11. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an officer in either Philadelphia, Pennsylvania or New York, New York for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrant pursuant to section 1, exchanging Warrant pursuant to section 9, and replacing Warrant pursuant to section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      12. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically entered by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      13 Negotiability, etc. This Warrant is issued upon the following terms, to all of which the holder or owner hereof, by the taking hereof, consents and agrees:

            (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

            (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      14. Notices, etc.. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of the last holder of this Warrant who has so furnished an address to the Company.

            IN WITNESS WHEREOF, Medical Sterilization, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated ______________, 1999.

                                        MEDICAL STERILIZATION, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit B

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AT THE TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR SIMILAR RULES AS THEN IN EFFECT UNDER SUCH ACT, OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.

                                     WARRANT

                      To Purchase Shares of Common Stock of

                           MEDICAL STERILIZATION, INC.

            Medical Sterilization, Inc., a New York corporation (the "Company"), hereby certifies that, for value received or assigned, TFX Equities Incorporated, a Delaware corporation, ("TFX"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York City time, on December 31, 2005, 250,000 fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company, at a purchase price per share of $2.00 (the "Purchase Price"). The number and character of such shares of Common Stock are subject to adjustment as provided herein.

            This Warrant is the MSI Warrant (the "Warrant") evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Acquisition Agreement (the "Agreement"), dated as of November 19, 1998, between the Company and TFX, a copy of which is on file at the principal office of the Company.

            As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Company" shall include Medical Sterilization, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

            (b) The term "Common Stock" includes (a) the Company's Common Stock, $01 par value per share, as authorized on the date of the Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency) and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

      1. Exercise of Warrant.

      1.1. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price.

      1.2. Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in subsection 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subsection at the end hereof by (b) the Purchase Price. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

      1.3. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

      1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holder of this Warrant pursuant to subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 11 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this section 1.

      2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 1 or otherwise.

      3. Adjustment for Dividends in Other Stock, Property, etc.:
Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

            (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

            (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

            (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split, then and in each such case the holder of this Warrant, on the exercise hereof as provided in section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) which such holder would hold on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by section 4.

      4. Adjustment for Reorganization, Consolidation, Merger, etc.

      4.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of this Warrant, on the exercise hereof as provided in section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment as provided in section 3.

      4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this section 4 to a bank or trust company, as trustee (or the holder or holders of the Warrant.

      4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (any dissolution following any transfer) referred to in this section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in section 5.

      5. No Dilution or Impairment. The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, (c) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets, and (d) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or persons any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of the Warrant.

      6. Accountants' Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause independent certified public accountants of recognized standing selected by the Company to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted and provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

      7. Notices of Record Date, etc. In the event of:

            (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to resolve any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

            (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrant), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or night, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

      8. Reservation of Stock, etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

      9. Exchange of Warrant. On surrender of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrant of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrant so surrendered.

      10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      11. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in either Philadelphia, Pennsylvania or New York, New York for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrant pursuant to section 1, exchanging Warrant pursuant to section 9, and replacing Warrant pursuant to section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

      12. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically entered by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      13. Negotiability, etc. This Warrant is issued upon the following terms, to all of which the holder or owner hereof, by the taking hereof, consents and agrees:

            (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

            (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

            (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      14. Notices, etc.. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of the last holder of this Warrant who has so furnished an address to the Company.

            IN WITNESS WHEREOF, Medical Sterilization, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated ______________, 1999.

                                        MEDICAL STERILIZATION, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit C

                            CERTIFICATE OF AMENDMENT
                       OF THE CERTIFICATE OF INCORPORATION

                                       OF
                           MEDICAL STERILIZATION, INC.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                    * * * * *

            WE, THE UNDERSIGNED, D. Michael Deignan and Harvey Cohen, being respectively the president and the secretary of Medical Sterilization, Inc. (the "Corporation") hereby certify:

            1.    The name of the corporation is Medical Sterilization, Inc.

            2. The certificate of incorporation of the Corporation was filed by the Department of State on the 27th day of May, 1972. Restated Certificates of incorporation and Certificates of Amendment were filed on May 12, 1983, August 5,1983, May 24, 1989, January 4, 1990, November 28, 1994, May 31, 1996 and
                  January 6, 1997, as corrected on January 10, 1997.

            3. (a) The certificate of incorporation is amended to increase the number of authorized shares constituting the Common Stock of the Corporation from 10,000,000 to 30,000,000.

                  (b) To effect the foregoing, the first sentence of Paragraph Fourth relating to the number of authorized shares constituting the Common Stock of the Corporation is amended to read as follows:

                  "The aggregate number of shares which the Corporation shall have authority to issue is Thirty-Three Million (33,000,000) shares to consist of Thirty Million (30,000,000) shares of Common Stock, with a par value of $.01 per share, and Three Million (3,000,000) shares of Preferred Stock, with a par value of $.01 per share."

            4. The foregoing amendment to the Certificate of Incorporation was authorized by the unanimous written consent of the Board of Directors of the Corporation, followed by the vote of a majority of all the outstanding shares entitled to vote.

            IN WITNESS WHEREOF, we have signed this certificate on the _______ day of ______________, 19__ and we affirm the statements contained therein as true under penalties of perjury.



                                        ----------------------------------------
                                        D. Michael Deignan
                                        President



                                        ----------------------------------------
                                        Harvey Cohen
                                        Secretary


                                            2